UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 17, 2007

Cadence Financial Corporation

(Exact name of registrant as specified in its charter)

Mississippi	1-5773	64-0684755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Main Street

Starkville, MS 39759

(Address of Principal Executive Offices

and Zip Code)

(662) 343-1341

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 24, 2007, Cadence Financial Corporation (the “Company”), the holding company for Cadence Bank, N.A. (the “Bank”), issued an earnings press release for the first quarter of 2007 and on May 9, 2007, filed its Form 10-Q for the period ended March 31, 2007. Both the earnings release and the Form 10-Q included the Company’s election to early adopt Statement of Financial Accounting Standards No. 159 “The Fair Value Option for Financial Assets and Liabilities” (SFAS 159) with respect to a securities transaction involving fixed rate collateralized mortgage obligations (CMOs) and adjustable rate mortgage-backed securities. Based on an alert from The Center for Audit Quality of the American Institute of Certified Public Accountants (AICPA) and comments by the Securities and Exchange Commission staff regarding the proper application of the provisions and intent of SFAS 159, the Company’s management reviewed the application of the provisions and intent of SFAS 159 to such securities transaction in the first quarter earnings release and disclosed in the Form 10-Q with its independent registered public accountant and legal counsel. After further analysis and review by the audit committee and the Board of Directors, again in consultation with the Company’s independent registered public accountant and legal counsel, the Company decided to rescind its application of SFAS 159 to such securities transaction. As a result, on July 17, 2007, the Board of Directors, with the recommendation of the audit committee, concluded that the Company’s previously issued earnings release dated April 24, 2007, and its financial statements as of and for the three months ended March 31, 2007, included in its Form 10-Q filed on May 9, 2007, should no longer be relied upon. The Company expects to file an amended Form 10-Q for the first quarter ended March 31, 2007 on or about July 25, 2007, to include the restated financial statements as of and for the three-month period ended March 31, 2007 and any other required disclosure.

The Company’s management, the audit committee and the Board of Directors discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, T. E. Lott & Company.

A copy of the press release announcing the restatement of the Company’s first quarter 2007 results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Cadence Financial Corporation Press Release, dated July 20, 2007, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION (Registrant)

Dated: July 20, 2007	By:	/s/ Richard T. Haston
	Name:	Richard T. Haston
	Title:	Executive Vice President; Chief Financial Officer; Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Cadence Financial Corporation Press Release, dated July 20, 2007, and furnished with this report.